EXHIBIT 10(q)

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS AND SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Power Sports Factory, Inc.

COMMON STOCK PURCHASE WARRANT

May 25th, 2010

Holder:  Juggernaut Financial Group, LLC

Number of Shares of Common Stock: 3,000,000 at $0.03

FOR VALUE RECEIVED, the undersigned, Power Sports Factory, Inc., a Minnesota corporation (the “Company”), hereby certifies that Juggernaut Financial Group, LLC, a Florida limited liability company, or its registered assigns (the “Holder”), is entitled to purchase from the Company up to three million (3,000,000) shares of common stock, $.001 par value per share, of the Company, subject to adjustment  as provided in this Warrant (the “Warrant Shares”).

Warrant to Purchase Common Stock.  The Holder shall have the right to purchase all or any part of the Warrant Shares as follows:

●  3,000,000 (three million) shares at an exercise price of $0.03

Right to Exercise Warrants.

(a)  The rights represented by this Warrant may be exercised for any number of Warrant Shares represented by this Warrant at any time from the date hereof until May 25th, 2012.

(b)  Notwithstanding the foregoing, in the event of a proposed complete liquidation of the Company or a proposed merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, or the Company proposes to sell all or substantially all of its assets (each such event referred to herein as a "Corporate Event"), this Warrant shall remain exercisable in full. The Company shall provide written notice of the proposed Corporate Event to Holder at least thirty-five (35) days prior to the occurrence of any such Corporate Event, describing all material terms of the proposed Corporate Event and providing the opportunity to Holder to review all relevant documents in connection with the Corporate Event.

Exercise of Warrants.

(a)  Subject to Paragraph 2 and the other provisions of this Warrant, the rights represented by this Warrant may be exercised at any time by (i) delivery of the Election to Purchase Form attached hereto and properly executed, at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company) and (ii) payment to the Company of the Exercise Price for the number of Warrant Shares specified in the above mentioned purchase form together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 3, and the person or persons in whose name or names the certificates for the Warrant Shares shall be issuable upon such exercise shall become the holder or holders of record of such Warrant Shares at that time and date. Once all or any portions of this Warrant is exercised and accepted by the Company, all transactions are final and irrevocable.

(b)  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Business Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be  less than the amount stated on the face hereof.

(c)  Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Election to Purchase Form within 3 Business Days from the delivery to the Company of the Election to Purchase Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above.

(d)  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

Assignment. This Warrant may be transferred, sold, assigned or hypothecated only pursuant to a valid and effective registration statement or if the Company has received from its counsel a written opinion to the effect that registration of the Warrant or the Warrant Shares underlying the Warrant is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Holder by (i) executing the form of assignment attached hereto; (ii) surrendering the Warrant for cancellation at the office or agency of the Company referred to in Paragraph 4 hereof, accompanied by the opinion of counsel referred to above; and (iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by such Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by Holder (including Holder), new Warrants representing in the aggregate rights to purchase the same number of Warrant Shares as are purchasable under the Warrant surrendered. The term “Holder” shall be deemed to include any person to whom this Warrant is transferred in accordance with the terms herein. Any Warrants assigned shall be subject to the provisions of this Warrant.

Common Stock. The Company covenants and agrees that all the Warrant Shares issuable upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Company’s common stock for issuance upon exercise of this Warrant and all other Warrants.  The Company shall cause its counsel to issue a legal opinion, in a form suitable to the Holder, to the Company’s transfer agent instructing the transfer agent to remove all restrictive legends and applicable stop transfer instructions, and the Company shall deliver such executed and undated legal opinion to the Holder simultaneously with the execution of this Warrant, and the Holder shall be entitled and authorized to date such opinion in the event it elects to transfer any of the Warrant Shares in accordance with Rule 144 of the Securities Act.  The Company further covenants to provide any such future legal opinions, in a form suitable to the Holder, if requested by the Holder to effect the removal of any legend or stop transfer instruction with respect to the sale of any of the Warrant Shares.

No Stockholder Rights.  This Warrant shall not entitle Holder to any voting rights or other rights as a shareholder of the Company.

Adjustment of Rights. In the event that the outstanding shares of common stock of the Company are at any time changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, or recapitalization, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Warrant Shares subject to this Warrant and so that the Holder shall be entitled to receive upon exercise of the Warrant the kind and amount of securities and property (including cash) which would have been received by the Holder had the Warrant been exercised.  If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding common stock into a greater number of shares of common stock, the number of the Warrant Shares in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of common stock, the number of the Warrant Shares in effect immediately prior to such combination will be proportionately decreased. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment.

Notices.  All notices, requests, demands and other communications under or in respect of this Warrant or any transactions hereunder shall be in writing (which may include telegraphic or telecopied communication) and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or telegraphed or telecopied by facsimile transmission to the applicable party at its address or telecopier number indicated below.

If to the Holder:

Juggernaut Financial Group, LLC 37 North Orange Avenue, Suite 500 Orlando, FL 32801 Attention: Gabriel Klein Fax: (407) 926-6607

If to the Company:

Power Sports Factory, Inc. 300 Walnut Street Philadelphia, PA 19106 Attention: Shawn Landgraf, CEO Fax: (267) 546-9074

or, as to each party, at such other address or telecopier number as shall be designated by such party in a written notice to the other party delivered as aforesaid.  All such notices, requests, demands and other communications shall be deemed given (a) when personally delivered, (b) three (3) Business Days after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (c) one (1) Business Day after being delivered to the telegraph company or overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, or (d) when sent by facsimile transmission to a telecopier number designated by such addressee.  “Business Day” shall mean a day other than (a) a Saturday, (b) a Sunday, or (c)  a day on which banking institutions in the State of California are authorized or required by law or executive order to close.

Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard for its conflict of laws rules.

Exchange and Replacement of Warrant.  This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and return and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from the Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Successors.  All of the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributes, successors and assigns.

Amendment.  This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of the date set forth above.

Power Sports Factory, Inc., a Minnesota corporation

By:
Shawn Landgraf, CEO

ELECTION TO PURCHASE

Dated:	,

TO:	POWER SPORTS FACTORY, INC.

The registered holder of the attached Warrant as named below (the “Holder”) hereby subscribes for _______ shares of the Common Stock of Power Sports Factory, Inc., a Minnesota corporation, covered by the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Holder: _______________________________________________________________________________________________

Signature of Authorized Signatory of Holder: ________________________________________________________________________

Name of Authorized Signatory: ___________________________________________________________________________________
Title of authorized Signatory:
___________________________________________________________________________________________________________

Date: ______________________________________________________________________________________________________

TRANSFER OF WARRANT FORM

For value received _______________________ hereby sells, assigns and transfers unto _________________________ the right to purchase _______ shares of Common Stock, $.001 par value per share, of Power Sports Factory, Inc., a Minnesota corporation, which rights are represented by the attached Warrant, and does hereby irrevocably constitute and appoint ________________ attorney to transfer said rights on the books of such corporation.

Dated:	,

In the Presence of

[SIGNATURE OF HOLDER]

Name of Holder: _______________________________________________________________________________________________

Signature of Authorized Signatory of Holder: ________________________________________________________________________

Name of Authorized Signatory: ___________________________________________________________________________________

Title of authorized Signatory:
___________________________________________________________________________________________________________

NOTE:  The signature to this Transfer of Warrant Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

CASHLESS EXERCISE FORM

(To be executed upon partial or full
exercise of Warrant pursuant to Paragraph 4 of the Warrant)

The undersigned hereby irrevocably elects to surrender ____________ shares of Common Stock of Power Sports Factory, Inc., a Minnesota corporation, purchasable under the Warrant for _____ shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrants, as provided for in Paragraph 4 of such Warrant.

Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number:)

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Holder or its transferee as below indicated and delivered to the address stated below.

Dated:  ______________

By:_________________________________
                 (Signature of Registered Holder)

Name of Warrant Holder
or transferee: ________________________________________________________________________________________________________________________
(Please print)
Address: ___________________________________________________________________________________________________________________________

Signature: __________________________________________________________________________________________________________________________

NOTICE:	The signature on this form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.